UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2009

Hythiam, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 444-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 10, 2009, the Audit Committee of the Board of Directors of Hythiam, Inc. (the “Company”), approved the engagement of Rose, Snyder & Jacobs, a Corporation of Certified Public Accountants (“Rose, Snyder & Jacobs”) as the Company’s principal independent registered public accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2009.  In engaging Rose, Snyder & Jacobs the Company dismissed BDO Seidman, LLP (“BDO”) as of June 10, 2009, as the Company’s principal independent registered public accountants.

Except as noted immediately below, the audit reports of BDO on the Company’s financial statements, as of and for the fiscal years ended December 31, 2008 and December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of BDO on the Company's consolidated financial statements as of and for the year ended December 31, 2008 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern due to the Company suffering recurring losses from operations and negative cash flows from operating activities.

The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The audit report of BDO on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through June 10, 2009: (1) the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through June 10, 2009, the Company did not consult with Rose, Snyder & Jacobs regarding: (1)the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. BDO has provided the Company with a letter addressed to the SEC stating that it agrees with the above statements, which is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

16.1 Letter dated June 11, 2009 of BDO to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hythiam, Inc.

June 12, 2009	By:	/s/ MAURICE HEBERT
Maurice Hebert
Chief Financial Officer